RED CAT

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DISCLAIMER

During the course of this presentation, we may make statements which are considered ‘‘forward-looking statements’’ within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our future performance, goals and growth. Forward-looking statements may be identified by such words as “believe,” “estimate,” “anticipate,” “expect,” “plan,” “intend,” “may,” “could,” “might,” “will,” “should,” “approximately,” “potential” or, in each case, their negative or other variations thereon or comparable terminology as it relates to us, although not all forward-looking statements contain these words.

We have based the forward-looking statements largely on our current expectations and projections about the future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. Important factors that could cause actual results to differ from those in the forward-looking statements include inability to successfully integrate the assets acquired in the recently closed merger and asset purchase and the Risk Factors contained within our filings with the Securities and Exchange Commission including our annual report on Form 10-Q for the period ended March 31, 2019. Any forward-looking statement made by us herein speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

RED CAT
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COMPANY OVERVIEW

To provide simple, secure blockchain-based distributed storage, analytics and software to service the drone industry.

PROBLEM

Mayhem at Gatwick Shows Limits of Drone-Monitoring Efforts

Expansion of commercial and recreational drones has outrun regulators, despite repeated warnings of threats.

THE WALL STREET JOURNAL.



POLICE

Two Arrested in Drone Disruption at Gatwick

A man and a woman have been arrested in connection with the criminal use of drones.

The Guardian

PROBLEM

Boeing 737 Passenger Jet Damaged in Possible Midair Drone Hit



The collision happened shortly before landing.

Bloomberg

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PROBLEM

- Regulators do not have tools to track or review flight data
- Insurance Companies need data to insure drones
- Pilots need and easy to use system to become compliant with regulators

RED CAT
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SOLUTION

Red Cat's simple and secure blockchain-based black box storage, analytics and services can provide answers. We integrate several separate systems into one easy to use platform.

We make drones trackable, accountable and the skies a safer place.

WHERE ALL YOUR DATA COMES TOGETHER

Synchronizes separate silos of data into one easy to use product

Secure and encrypted allowing compliant operations

Open Source architecture integrates into any application



GPS Maps And logs
Video and Photos
Telemetry logs
Accelerometer, GYRO and PID
Inspections and assessments
Blockchain

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ENCRYPT

Utilizing our open source hardware based on RISC V processors we can enhance drone performance over 20 X while encrypting all flight data

Including

- GPS
- Video
- Flight Data
- Telemetry
- Autonomous Commands


RISC V

Industries First Flight Controller Capable of Encryption

FLY



Jeff thompson
Control Tower
Hanger
Flight Logs
Analyzer
Profile
Red Cat Wallet (Upcoming Feature)
Select File or Drag File
Blockchain Black Box BETA
Drones
Drone Hanger
Drone Name
Ihsotas
Charpu
3DR
Add new drone
Log a Flight
Flight Name
Crypto Summit
Pilot Name
Goose
Type of Flight
Commercial Use
Spotter Present
No
Flight Date
23-October-2018
Flight Log (.txt/.bbl)
Select File
Select Flight Area
Map
Satellite
CHINATOWN
Los Angeles
SKID ROW
DOWNTOWN
Los Angeles, CA, USA
Notes
Buy Red Cat Tokens!!!
Cancel
Save

Red Cat's easy to use flight log system keeps you compliant with regulators and helps track important maintenance information for your drone fleet.

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ANALYZE



call sign: Maverick
first name: Megan
last name: Proulx
Control Tower
Hangar
Flight Logs
Analyzer
Profile
Red Cat Wallet
Drag and Drop Flight Logs
Blockchain Black Box BETA
Analyzer
Flight Log Name: Fun at the Cliff Mansion - Place: Palmas del Mar - Drone: Ummagawd
Log out
Graphs
Track 1
Track 2
Track & Playback Controls
roll pitch yaw
Mode 2
Graphs Controls
Motors M1 M2 M3 M4
Gyros roll pitch yaw
PID-P roll pitch yaw
PID-I roll pitch yaw
PID-D roll pitch yaw
Play
Speed normal
Zoom
Artificial Intelligence
takeoff
roll
roll
climb
decent
ESC error

The Red Cat wallet will enable pilots to earn RCAT tokens for achievements and sharing their flight data.

Flight log track powered by artificial intelligence to automatically track drone and pilot events: lift off, flips, rolls, power loops, crash, landings, etc.

Universal error codification system to rapidly identify and remedy malfunctions with the drone. Similar to OBD car self-diagnostic and reporting capability.

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API DRONE PLATFORM

Red Cat has built a platform that allows other drone companies to quickly build Dapps (distributed apps) and products using Red Cat's API. We believe hundreds of companies can utilize our systems in the aerospace industry similar to AWS(Amazon Web Services).



Filter...
Authentication
Authentication
Invalidate JWT Token
Drones
Create Drone
Get All Flight Records of a Single Drone
Get User Drones
Retire Drone
Unretire Drone
Update Drone
Flightlogs
Create New File Record
Create New Flight
Get Flight Logs
User
GetUserProfile
Registration
Update User Details
User Active
User Details
Red Cat - Blackbox API
Red Cat's black box drone flight recorder is the first distributed system with security and encryption that regulators and insurance companies can trust. Our drone analytics and storage allow flight replay with customizable reports that can determine fault or performance issues.
0.0.0
Authentication
Authentication - Authentication
0.0.0
POST
https://api.redcatpropware.com/api/v1/authenticate
Parameter
Field
Type
Description
userEmail
String
Users unique email.
String
Users unique password.
https://dev.redcatpropware.com/#api-Authentication

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COMPETITION

	RED CAT	Skyward Recently bought by Verizon Wireless	Air Data	Skytrex
Blockchain-based distributed storage	✓			
GPS Logging	✓	✓	✓	✓
Pilot Logs	✓	✓	✓	
Flight Plans	✓	✓		
Maintenance Logs	✓	✓	✓(very limited)	
Token based	✓			
Black-Box Analytics	✓			
Thrust Engine™with AI	✓			
Pilot Social Networking	✓			
FAA Compliance	✓			

COMPETITIVE ADVANTAGES

- Modern blockchain-based Cloud Architecture
- Drone Agnostic
- ONE easy to use system for analytics and services
- 2 patents filed, 2 more being filed in Q3
- Partnerships with largest drone equipment suppliers
- Intellectual Property agreement with UPR Mayagüez
- Cost of engineering 40% less than main land US
- Cost of Operations 30% less than main land US
- Puerto Rico Tax incentives, ACT 20, 22 and 73
- Total income tax rate of 4%

CUSTOMER ACQUISITION

- Loved by early adopters, top pilots/beta users (natural Influencers)
- Free Accounts for Race and Freestyle Pilots
- Viral Elements: Social pilot interaction, share analytics, drone video
- Partnerships: Low Cost Customer Acquisition (E.G. recent partnership with Rotor Riot)

BUSINESS MODEL SUMMARY

Race and Freestyle Pilots	SMB / Drone Service Providers	Platform / Enterprise
		amazon PrimeAir
Revenue Model: Freemium	Revenue Model: Per-Drone monthly revenue license	Revenue Model: Custom quote

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EXPERIENCED PUBLIC MANAGEMENT

Thompson is a serial tech entrepreneur with a long track record of founding and leading companies from startup phase to successful exits and IPOs. His background is in the telecom space, where he founded EdgeNet, a private Internet Service provider (ISP), which was sold to Citadel Broadcasting in 1997. Thompson then co-founded Towerstream, a wireless service provider (public 2007 NASDAQ). With an ongoing passion for innovative technology, he most recently founded Red Cat, the company at the forefront of providing solutions for the rapidly growing commercial and recreational drone industries.

As the CEO of Red Cat, his vision is to make the skies a safer place by making drones trackable and accountable, using the industry's first black box recorder that pilots, regulators, and insurance companies can rely on for secure flight data.



"Red Cat's key differentiator is the integration of several separate systems into one easy to use platform (hardware and software) that covers the entire spectrum from data tracking, storage, analytics, and reporting."

RED CAT

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INVESTMENT HIGHLIGHTS

- Proprietary technology and big data investment opportunity addressing a significant problem in the drone industry

- Blockchain-based architecture

- Proven business model

- Experienced management team with successful financial and technology background

RED CAT
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RED CAT

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